UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2006

QUIDEL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10165 McKellar Court
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                    (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 17, 2006, the board of directors of Quidel Corporation (the “Company”), upon the recommendation of its compensation committee, approved the Company’s non-employee director compensation program for 2006 (the “2006 Non-Employee Director Compensation Program”).  A copy of the 2006 Non-Employee Director Compensation Program is attached as Exhibit 10.1 hereto and is incorporated by reference herein.  In addition, attached as Exhibit 10.2 hereto and incorporated by reference herein is the form of director stock option agreement used under the 2006 Non-Employee Director Compensation Program (the “Form of Non-Employee Director Stock Option Agreement”).

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1

2006 Non-Employee Director Compensation Program

10.2	Form of Non-Employee Director Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:  May 23, 2006

QUIDEL CORPORATION

By:	Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

2006 Non-Employee Director Compensation Program

10.2	Form of Non-Employee Director Stock Option Agreement